united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23798

Flat Rock Enhanced Income Fund

(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Krisztina Nadasdy, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 - December 31, 2025

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2025

Flat Rock Enhanced Income Fund

FLAT ROCK
GLOBAL

Where Investors Come First

Flat Rock Enhanced Income Fund	Shareholder Letter
December 31, 2025 (Unaudited)

Fellow FRBBX Shareholders:

During 2025, the Flat Rock Enhanced Income Fund (“FRBBX” or the “Fund”) returned 10.75%, outperforming its benchmark, the Bloomberg US Corporate High Yield Index, by 2.13%. For much of the year, the portfolio’s positions traded close to par, meaning returns were driven primarily by interest income rather than price appreciation. The Fund had no defaults during the year.

Fund Performance	2025 Return	Return Since Inception	Standard Deviation Since Inception
Flat Rock Enhanced Income Fund	10.75%	13.00%	1.36%
Bloomberg US Corporate High Yield Index	8.62%	9.89%	3.72%
Morningstar Leveraged Loan Index	5.90%	9.34%	1.09%
S&P BDC Index	(3.50)%	12.45%	15.50%

Note: This represents past performance as of December 31, 2025. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Past performance is no guarantee of future results. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Since inception, the Fund’s distributions have not included a return of principal. For performance information as of the most recent month, please call (307) 500-5200.

The Fund grew from $455 million to $716 million in assets under management during the year ended December 31, 2025. We believe we are the largest investor in private credit collateralized loan obligations (“CLOs”) with debt tranches initially rated “BB” by a nationally recognized statistical rating organization (“CLO BBs”). The Fund’s size, combined with other funds managed by our investment adviser, enables us to drive deal terms, which include first looks and preferential allocations on oversubscribed CLOs.

During 2025, the Secured Overnight Financing Rate (“SOFR”) declined from 4.3% to 3.7%, and further declines are expected in 2026. Additionally, spreads across credit markets tightened meaningfully during the year. At the start of the year, we targeted investments with coupons around SOFR + 8.00%, but by year-end, our target investments offered coupons of approximately SOFR + 7.00%. The combination of a declining SOFR and tighter CLO BB spreads resulted in a reduction of our monthly distribution rate from 19.3 cents per share to 15.5 cents per share. At year-end, that translated into an 8.5% distribution rate.

Defaults in the loan market were elevated during the year ended December 31, 2025, with a peak default rate of 5.2% in January, which exceeded the Covid-era peak of 4.7%. However, our strategy’s focus on private credit CLO BBs provides a substantial equity buffer that absorbs defaults on the CLO’s loan portfolio. We believe elevated loan losses are primarily an issue for the CLO’s equity investors, not BB investors.

Annual Report | December 31, 2025	1

Flat Rock Enhanced Income Fund	Shareholder Letter
December 31, 2025 (Unaudited)

As we enter 2026, declining SOFR and incremental spread compression from refinancings represent headwinds to coupon income. Nevertheless, we believe private credit CLO BBs will continue to offer compelling risk-adjusted returns.

As always, if you have any questions, please feel free to reach out.

Sincerely,

Robert Grunewald
Chief Executive Officer

Glossary: Standard Deviation is a measure that provides the dispersion around a mean. The Standard & Poor’s (“S&P”) BDC Total Return Index is designed to track leading business development companies that trade on major U.S. exchanges. The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-enhanced-income-fund-frbbx/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholders may lose part or all of their investment. We intend to invest primarily in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the junior debt tranches of CLOs are exposed to leveraged credit risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. Ultimus Fund Distributors, LLC serves as our principal underwriter, within the meaning of the Investment Company Act of 1940, as amended, and will act as the distributor of our shares on a best efforts’ basis, subject to various conditions. You can contact Ultimus Fund Distributors, LLC at (833) 415-1088.

2	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Portfolio Update
December 31, 2025 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Enhanced Income Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of December 31, 2025

	1 Year	Since Inception(1)
Flat Rock Enhanced Income Fund(2)	10.75%	13.00%
Bloomberg US Corporate High Yield Bond Index(3)	8.62%	9.90%
S&P BDC Total Return Index(4)	-3.50%	10.10%

(1)     The Fund’s inception date was on January 3, 2023.

(2)     Performance returns are net of management fees and other Fund expenses.

(3)   The Bloomberg US Corporate High Yield Bond Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds.

(4)    The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased by the Fund, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the junior debt tranches of collateralized loan obligations (“CLOs”) that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, with a particular emphasis on CLO debt tranches initially rated “BB” by a nationally recognized statistical rating organization. The Fund’s investments in the junior debt tranches of CLOs are exposed to leveraged credit risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

Annual Report | December 31, 2025	3

Flat Rock Enhanced Income Fund	Portfolio Update
December 31, 2025 (Unaudited)

ASSET ALLOCATION as of December 31, 2025*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2025

% of Net Assets
Monroe Capital MML CLO Ltd., Series 2024-1A	4.08%
Great Lakes CLO Ltd., Series 2015-1A	3.66%
Maranon Loan Funding, LLC, Series 2022-1A	2.90%
Maranon Loan Funding Ltd., Series 2021-3A	2.89%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A	2.80%
Lake Shore MM CLO V, LLC, Series 2022-1A	2.77%
Maranon Loan Funding Ltd., Series 2023-1A	2.66%
Lake Shore MM CLO II Ltd., Series 2019-2A	2.61%
Brightwood Capital MM CLO Ltd., Series 2019-1A	2.61%
Guggenheim Invest Private Debt Fund IV Feeder, LLC, Series 2025-1A	2.58%

*      Holdings are subject to change and exclude cash equivalents.

4	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Portfolio Update
December 31, 2025 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the net asset value (“NAV”) of $20.00 on January 3, 2023 (commencement of operations) and tracking its progress through December 31, 2025.

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
1/3/23
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25
Flat Rock Enhanced Income Fund – $14,413
S&P BDC Total Return Index – $14,211
Bloomberg US Corporate High Yield Bond Index – $13,264

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay upon the Fund’s repurchase of the shareholder’s shares.

Annual Report | December 31, 2025	5

Flat Rock Enhanced Income Fund	Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 92.63%
ABPCI Direct Lending Fund ABS II, LLC, Series 2022-2A, Class C, 8.24%, 3/1/2032	$4,460,722	$4,607,459
ABPCI Direct Lending Fund ABS III, LLC, Series 2023-1A, Class ER, 11.85%, 8/1/2035 (3M US SOFR + 800 bps)(c)	8,750,000	8,919,750
ABPCI Direct Lending Fund ABS IV LP, Series 2024-1A, Class CR, 10.89%, 2/1/2036 (3M US SOFR + 700 bps)(c)	12,000,000	12,000,000
ABPCI Direct Lending Fund CLO II, LLC, Series 2017-1A, Class ERR, 11.38%, 7/20/2037 (3M US SOFR + 750 bps)(c)	3,500,000	3,563,110
ABPCI Direct Lending Fund CLO Ltd., Series 2023-16A, Class E, 12.46%, 2/1/2036 (3M US SOFR + 861 bps)(c)	12,000,000	12,101,947
ABPCI Direct Lending Fund CLO V LP, Series 2019-5A, Class D, 12.01%, 1/20/2036 (3M US SOFR + 813 bps)(c)	14,000,000	14,113,056
Barings Middle Market CLO Ltd., Series 2023-IIA, Class ER, 13.58%, 7/20/2034 (3M US SOFR + 970 bps)(c)	8,500,000	8,550,992
Barings Middle Market CLO Ltd., Series 2023-IA, Class D, 12.50%, 1/20/2036 (3M US SOFR + 862 bps)(c)	11,500,000	11,500,575
BCC Middle Market CLO, LLC, Series 2023-2A, Class ER, 10.70%, 10/21/2035 (3M US SOFR + 700 bps)(c)	14,500,000	14,571,837
BCC Middle Market CLO, LLC, Series 2018-1A, Class DR, 12.20%, 4/20/2036 (3M US SOFR + 832 bps)(c)	10,000,000	10,118,519
BCC Middle Market CLO, LLC, Series 2025-2A, Class E, 10.36%, 10/22/2037 (3M US SOFR + 650 bps)(c)	5,000,000	5,026,189
BlackRock Maroon Bells CLO XI, LLC, Series 2022-1A, Class ER, 11.68%, 1/15/2038 (3M US SOFR + 777 bps)(c)	14,500,000	14,738,919
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class ER, 11.38%, 10/20/2037 (3M US SOFR + 750 bps)(c)	14,156,875	14,181,516
Blackrock Rainier CLO VI Ltd., Series 2021-6A, Class ER, 12.13%, 4/20/2037 (3M US SOFR + 825 bps)(c)	7,000,000	7,206,545
Brightwood Capital MM CLO Ltd., Series 2019-1A, Class ER, 12.18%, 10/15/2034 (3M US SOFR + 827 bps)(c)	18,000,000	18,156,289
Brightwood Capital MM CLO Ltd., Series 2023-1A, Class ER, 11.15%, 10/15/2035 (3M US SOFR + 725 bps)(c)	10,000,000	10,048,013
Brightwood Capital MM CLO Ltd., Series 2024-2A, Class E, 12.46%, 4/15/2036 (3M US SOFR + 855 bps)(c)	5,000,000	5,065,057
Churchill Middle Market CLO Ltd., Series 2019-1A, Class ER, 12.00%, 4/23/2036 (3M US SOFR + 814 bps)(c)	16,000,000	16,196,069
Eldridge MMPC CLO Ltd., Series 2025-2A, Class E, 10.58%, 1/15/2038 (3M US SOFR + 690 bps)(c)	11,800,000	11,800,000
See Notes to Financial Statements.
6	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 92.63%
Fortress Credit Opportunities VIII CLO, LLC, Series 2023-8A, Class ER, 10.81%, 10/22/2037 (3M US SOFR + 695 bps)(c)	$10,000,000	$10,077,187
Fortress Credit Opportunities XIX CLO, LLC, Series 2022-19A, Class ER, 11.91%, 10/15/2036 (3M US SOFR + 800 bps)(c)	14,000,000	14,204,746
Fortress Credit Opportunities XXI CLO, LLC, Series 2023-21A, Class ER, 11.12%, 1/21/2037 (3M US SOFR + 725 bps)(c)	14,000,000	14,169,476
Fortress Credit Opportunities XXV CLO, LLC, Series 2024-25A, Class E, 11.41%, 1/15/2037 (3M US SOFR + 750 bps)(c)	4,000,000	4,051,874
Great Lakes CLO IX Ltd., Series 9A, Class E, 10.62%, 1/15/2039 (3M US SOFR + 680 bps)(c)	9,000,000	9,042,412
Great Lakes CLO Ltd., Series 2015-1A, Class ER, 11.52%, 1/16/2030 (3M US SOFR + 736 bps)(c)	25,270,000	25,456,972
Great Lakes CLO Ltd., Series 2019-1A, Class ERR, 11.41%, 4/15/2037 (3M US SOFR + 750 bps)(c)	8,500,000	8,677,914
Great Lakes CLO V Ltd., Series 2021-5A, Class ER, 10.66%, 10/15/2037 (3M US SOFR + 675 bps)(c)	9,950,000	9,998,748
Great Lakes CLO VI, LLC, Series 2021-6A, Class ER, 11.73%, 7/15/2037 (3M US SOFR + 782 bps)(c)	10,047,500	10,343,352
Great Lakes KCAP F3C Senior, LLC, Series 2017-1A, Class E, 11.46%, 12/20/2029 (3M US SOFR + 750 bps)(c)	13,500,000	13,605,624
Guggenheim Corporate Funding, Series 2023-6A, Class E, 12.97%, 1/25/2036 (3M US SOFR + 911 bps)(c)	7,500,000	7,568,486
Guggenheim MM CLO Ltd., Series 2021-4A, Class ER, 11.17%, 10/15/2037 (3M US SOFR + 725 bps)(c)	11,880,000	12,233,608
HPS Private Credit CLO, LLC, Series 2024-2A, Class E, 11.97%, 5/15/2036 (3M US SOFR + 812 bps)(c)	16,000,000	16,183,995
HPS Private Credit CLO, LLC, Series 2023-1A, Class ER, 11.29%, 10/15/2037 (3M US SOFR + 700 bps)(c)	16,500,000	16,753,914
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2024-1A, Class E, 12.11%, 7/25/2036 (3M US SOFR + 825 bps)(c)	4,200,000	4,259,345
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2025-1A, Class E, 10.26%, 10/15/2037 (3M US SOFR + 650 bps)(c)	7,000,000	6,999,535
Jefferies Credit Partners Direct Lending CLO Ltd., Series 2025-2A, Class E, 0.00%, 1/20/2038 (3M US SOFR + 685 bps)(c)(d)	9,000,000	9,000,000
Lake Shore MM CLO II Ltd., Series 2019-2A, Class ERR, 12.53%, 10/17/2031 (3M US SOFR + 865 bps)(c)	18,000,000	18,159,003
Lake Shore MM CLO IV Ltd., Series 2021-1A, Class ER, 12.47%, 1/15/2037 (3M US SOFR + 856 bps)(c)	5,488,000	5,536,950
Lake Shore MM CLO V, LLC, Series 2022-1A, Class CR, 12.22%, 1/15/2037 (3M US SOFR + 831 bps)(c)	18,800,000	19,241,531
See Notes to Financial Statements.
Annual Report | December 31, 2025	7

Flat Rock Enhanced Income Fund	Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 92.63%
Maranon Loan Funding Ltd., Series 2021-3A, Class ER, 11.73%, 10/15/2036 (3M US SOFR + 782 bps)(c)	$19,700,000	$20,048,707
Maranon Loan Funding Ltd., Series 2022-1A, Class ER, 10.66%, 4/15/2037 (3M US SOFR + 675 bps)(c)	19,800,000	20,177,799
Maranon Loan Funding Ltd., Series 2023-1A, Class ER, 11.66%, 7/15/2037 (3M US SOFR + 775 bps)(c)	18,000,000	18,498,409
Maranon Loan Funding Ltd., Series 2025-1A, Class E, 10.97%, 10/15/2037 (3M US SOFR + 700 bps)(c)	7,000,000	7,055,774
MCF CLO IV, LLC, Series 2014-1A, Class ER3, 10.72%, 10/16/2037 (3M US SOFR + 675 bps)(c)	4,000,000	4,079,726
MCF CLO VIII, LLC, Series 2018-1A, Class ER, 11.88%, 4/18/2036 (3M US SOFR + 800 bps)(c)	2,675,000	2,712,497
MCF CLO, LLC, Series 2019-1A, Class ER, 11.94%, 4/17/2036 (3M US SOFR + 891 bps)(c)	5,000,000	5,056,375
Monroe Capital MML CLO Ltd., Series 2019-1X, Class ER, 12.50%, 11/22/2033 (3M US SOFR + 862 bps)(c)	2,000,000	2,009,656
Monroe Capital MML CLO Ltd., Series 2024-1A, Class E, 11.65%, 7/23/2036 (3M US SOFR + 779 bps)(c)	28,000,000	28,369,596
Monroe Capital MML CLO VIII Ltd., Series 2019-1A, Class ER, 12.50%, 11/22/2033 (3M US SOFR + 862 bps)(c)	4,200,000	4,220,278
Monroe Capital MML CLO X Ltd., Series 2020-1A, Class ER2, 11.64%, 8/20/2037 (3M US SOFR + 775 bps)(c)	16,000,000	16,436,486
Monroe Capital MML CLO XV Ltd., Series 2023-1A, Class ER, 10.26%, 9/23/2035 (3M US SOFR + 640 bps)(c)	4,315,000	4,336,022
Monroe Capital MML CLO XVII Ltd., Series 2024-2A, Class E, 11.81%, 1/15/2037 (3M US SOFR + 790 bps)(c)	14,000,000	14,226,096
Mount Logan Funding LP, Series 2022-1A, Class ER, 12.58%, 1/22/2033 (3M US SOFR + 872 bps)(c)	2,000,000	2,017,853
PennantPark CLO V Ltd., Series 2022-5A, Class ER, 11.86%, 10/15/2033 (3M US SOFR + 795 bps)(c)	6,000,000	6,049,702
TCP Whitney CLO Ltd., Series 2017-1A, Class ER2, 11.81%, 11/20/2037 (3M US SOFR + 775 bps)(c)	17,050,000	17,568,431
VCP RRL ABS II Ltd., Series 2022-1A, Class CR, 11.13%, 7/20/2035 (3M US SOFR + 725 bps)(c)	10,344,965	10,299,262
VCP RRL ABS IV, LLC, Series 2025-1A, Class C, 11.27%, 4/20/2035 (3M US SOFR + 740 bps)(c)	9,827,591	9,824,230
Woodmont LP, Series 2025-13A, Class E, 10.30%, 1/15/2038 (3M US SOFR + 660 bps)(c)	12,500,000	12,562,013
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $632,858,433)		643,579,426
See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Schedule of Investments
December 31, 2025
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(e) - 0.07%
Blackrock Mt. Hood CLO X, LLC, Series 2023-1A, Class VDN, 29.58%, 4/20/2035	$1,125,000	$498,166
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $327,825)		498,166

FEEDER FUND INVESTMENTS - DEBT(a)(b)(c)(f) - 7.12%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Class D, 12.29%, 6/18/2036 (3M US SOFR + 800 bps)	19,430,000	19,430,000
Guggenheim Invest Private Debt Fund IV Feeder, LLC, Series 2025-1A, Class C, 11.55%, 4/10/2038 (3M US SOFR + 750 bps)	12,111,729	12,111,729
Guggenheim Invest Private Debt Fund IV Feeder, LLC, Series 2025-1A, Class D, 12.69%, 4/10/2038 (3M US SOFR + 864 bps)	18,167,594	17,895,080
TOTAL FEEDER FUND INVESTMENTS - DEBT (Cost $49,276,413)		49,436,809

FEEDER FUND INVESTMENT - EQUITY(a)(b)(g) - 0.61%
Bain Capital Global Direct Lending Fund U II RN LP, Series 2025-1A, Subordinated Notes, 16.50%, 6/18/2036	4,584,363	4,240,535

TOTAL FEEDER FUND INVESTMENT - EQUITY (Cost $4,240,536)		4,240,535
	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.00%

MONEY MARKET FUNDS - 0.00%
First American Government Obligations Fund, Class X, 3.67%(h)	375	$375
TOTAL SHORT-TERM INVESTMENTS (Cost $375)		375
TOTAL INVESTMENTS - 100.43% (Cost $686,703,582)		697,755,311
Liabilities in Excess of Other Assets - (0.43)%		(3,016,162)
NET ASSETS - 100.00%		$694,739,149

(a)        The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)      Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted” securities. As of December 31, 2025, the total fair value of these securities amounts to $697,754,936, which represents 100.43% of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2025	9

Flat Rock Enhanced Income Fund	Schedule of Investments
December 31, 2025

(c)      Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)        Purchase of this security was settled after December 31, 2025.

(e)        CLO equity positions are entitled to recurring distributions that are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or in connection with a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $498,166, which represents 0.07% of net assets as of December 31, 2025.

(f)         Debt tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investments — Debt”) are entitled to contractual interest payments derived from the cash flows generated by the underlying loan fund. As of December 31, 2025, the total fair value of Feeder Fund Investments — Debt was $49,436,809, representing 7.12% of net assets.

(g)      Equity tranches in securitizations of limited partnership interests in a loan fund (“Feeder Fund Investment — Equity”) are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by the underlying loan fund less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projections of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. Effective yields are generally updated once a quarter or in connection with events such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2025, the total fair value of Feeder Fund Investment — Equity was $4,240,535, representing 0.61% of net assets.

(h)        Rate disclosed is the seven day effective yield as of December 31, 2025.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US SOFR - 3 month SOFR as of December 31, 2025 was 3.65%.

See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Statement of Assets and Liabilities
December 31, 2025
Assets
Investments at fair value (cost $686,703,582)	$ 697,755,311
Dividends and interest receivable	16,173,951
Receivable for fund shares sold	358,136
Prepaid expenses	75,093
Total Assets	714,362,491
Liabilities
Payable for investments purchased	12,094,669
Line of credit (see Note 9)	3,751,000
Incentive fee payable	2,513,952
Management fee payable	797,435
Payable for audit and tax services	165,000
Payable for excise tax	43,200
Payable for fund accounting and administration fees	45,285
Accrued interest expense	8,580
Other accrued expenses	204,221
Total Liabilities	19,623,342
Net Assets	$ 694,739,149
Commitments and Contingencies (see Note 12)
Net Assets consist of:
Paid-in capital	681,560,696
Accumulated earnings	13,178,453
Net Assets	$ 694,739,149
Fund Shares:
Net Assets	$ 694,739,149
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	31,750,032
Net asset value and offering price per share	$ 21.88
See Notes to Financial Statements.
Annual Report | December 31, 2025	11

Flat Rock Enhanced Income Fund	Statement of Operations
For the year ended December 31, 2025
Investment Income
Interest income	$ 71,522,430
Dividend income	780,705
Total investment income	72,303,135
Expenses
Incentive fees	9,147,916
Management fees	7,810,160
Transfer agent fees and expenses	932,262
Dividends on redeemable preferred stock	685,822
Accounting and administration fees	372,130
Audit and tax preparation services fees	213,815
Amortization of deferred financing cost	129,172
Printing expenses	110,508
Legal expenses	91,489
Trustee expenses	75,000
Line of credit interest expense	74,203
Registration expenses	72,675
Custodian expenses	58,538
Excise tax expense	43,199
Pricing expenses	41,525
Compliance expenses	24,000
Miscellaneous expenses	237,126
Total expenses	20,119,540
Fees waived by Adviser (see Note 4)	(19,846)
Net operating expenses	20,099,694
Net investment income	52,203,441
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	79,924
Net change in unrealized appreciation on:
Investments	5,197,335
Net realized and change in unrealized appreciation (depreciation) on investments	5,277,259
Net increase in net assets resulting from operations	$ 57,480,700
See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$ 52,203,441	$ 32,635,560
Net realized gain on investments	79,924	30,899
Net change in unrealized appreciation on investments	5,197,335	3,361,798
Net increase in net assets resulting from operations	57,480,700	36,028,257
Distributions to Shareholders from Earnings	(52,622,767)	(33,517,221)
Total distributions	(52,622,767)	(33,517,221)
Capital Transactions
Proceeds from shares sold	296,092,709	260,775,288
Reinvestment of distributions	9,514,763	5,656,419
Amount paid for shares redeemed	(42,160,183)	(19,397,265)
Net increase in net assets resulting from capital transactions	263,447,289	247,034,442
Total Increase in Net Assets	268,305,222	249,545,478
Net Assets
Beginning of year	426,433,927	176,888,449
End of year	$ 694,739,149	$ 426,433,927
Share Transactions
Shares sold	13,585,554	12,029,021
Shares issued in reinvestment of distributions	437,611	262,193
Shares redeemed	(1,935,821)	(895,896)
Total Shares Transactions	12,087,344	11,395,318
See Notes to Financial Statements.
Annual Report | December 31, 2025	13

Flat Rock Enhanced Income Fund	Statement of Cash Flows
For the year ended December 31, 2025
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$57,480,700
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(401,298,106)
Proceeds from sales of investment securities	155,743,578
Net purchases of short-term investments securities	(259)
Amortization of premium and accretion of discount on investments, net	(3,117,194)
Amortization of deferred financing costs	129,172
Net realized (gain) on:
Investments	(394,040)
Net change in unrealized (appreciation)/depreciation on:
Investments	(5,197,335)
(Increase)/Decrease in assets:
Dividends and interest receivable	(5,503,176)
Prepaid expenses	19,335
Increase/(Decrease) in liabilities:
Management fee payable	295,016
Payable for excise tax	(27,530)
Payable for fund accounting and administration fees	6,390
Incentive fee payable	751,953
Payable for audit and tax services	71,933
Accrued interest expense	(15,104)
Other accrued expenses	34,141
Net cash used in operating activities	$(201,020,526)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$297,653,958
Cost of shares repurchased	(42,160,183)
Distributions paid (net of reinvestments)	(43,108,004)
Decrease in dividends payable on redeemable preferred stock	(38,244)
Repayment of mandatorily redeemable preferred stock	(10,000,000)
Borrowings on line of credit	70,943,000
Payments on line of credit	(72,270,001)
Net cash provided by financing activities	201,020,526
Net increase/(decrease) in cash	—
Cash, beginning of year	$—
Cash, end of year	$—
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$9,514,763
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on line of credit:	$89,307
Cash paid for dividends on mandatorily redeemable preferred stock:	$724,066
See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Financial Highlights

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024*	For the Period Ended December 31, 2023*(a)
Per Share Operating Performance
Net asset value, beginning of period	$21.69	$21.40	$20.00
Income/(loss) from investment operations:
Net investment income(b)	2.01	2.41	2.55
Net realized and unrealized gains/(losses) from investments	0.21	0.40	0.25
Total income/(loss) from investment operations	2.22	2.81	2.80
Less distributions:
Net investment income	(2.03)	(2.52)	(1.40)
Total distributions	(2.03)	(2.52)	(1.40)
Net asset value, end of period	$21.88	$21.69	$21.40
Total return(c)	10.70%	13.86%	14.35%(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$694,739	$426,434	$176,888
Ratios To Average Net Assets (including interest on line of credit and dividends on redeemable preferred stock)
Ratio of expenses to average net assets including fee waivers	3.55%(e)	4.25%	3.68%(f)(g)
Ratio of expenses to average net assets excluding fee waivers	3.55%	4.25%	3.79%(f)
Ratio of net investment income to average net assets including fee waivers	9.22%	11.13%	12.17%(f)
Ratio of net investment income to average net assets excluding fee waivers	9.22%	11.13%	12.06%(f)
Ratios To Average Net Assets (excluding interest on line of credit and dividends on redeemable preferred stock)
Ratio of expenses to average net assets including fee waivers	3.40%(e)	3.93%	3.54%(f)(g)
Ratio of expenses to average net assets excluding fee waivers	3.40%	3.93%	3.65%(f)
Ratio of net investment income to average net assets including fee waivers	9.37%	11.45%	12.31%(f)
Ratio of net investment income to average net assets excluding fee waivers	9.37%	11.45%	12.20%(f)
Portfolio turnover rate	28%	27%	2%(d)
See Notes to Financial Statements.
Annual Report | December 31, 2025	15

Flat Rock Enhanced Income Fund	Financial Highlights

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024*	For the Period Ended December 31, 2023*(a)
Line of Credit:
Aggregate principal amount, end of period (000s):	$3,751	$5,078	$—
Assets coverage, end of period per $1,000:(h)	186,217	84,977	—
Redeemable Preferred Stock:
Liquidation value, end of period (000s):	$—	$10,000	$10,000
Asset coverage, end of period per share:(i)	—	43,647	18,705

*      Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the NAVs for financial reporting purposes and the returns based upon those NAVs may differ from the NAVs and returns for shareholder transactions.

(a)        For the period from January 3, 2023 (commencement of operations) to December 31, 2023.

(b)        Based on average shares outstanding during the period.

(c)     Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)        Not annualized.

(e)     The ratio of expenses to average net assets including fee waivers, includes $19,846 in voluntary advisory waivers, representing less than (0.005)%. For the period from January 1, 2025 to June 30, 2025, the Adviser voluntarily agreed to fully waive the management fee for the Fund. This voluntary waiver is not subject to recoupment.

(f)         Annualized.

(g)     The ratio of expenses to average net assets including fee waivers, includes $101,463 in voluntary advisory waivers, representing (0.11)%. For the period from January 3, 2023 to April 30, 2023, the Adviser voluntarily agreed to fully waive the management fee for the Fund. This voluntary waiver is not subject to recoupment.

(h)        Calculated by subtracting the Fund’s total liabilities (excluding the Line of Credit (as defined in Note 9) and accumulated unpaid interest on the Line of Credit) from the Fund’s total assets and dividing by the outstanding Line of Credit balance.

(i)    Asset coverage ratio is calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Fund’s mandatorily redeemable preferred stock including distributions payable on the Fund’s mandatorily redeemable preferred stock) from the Fund’s total assets and dividing by the liquidation value of the Fund’s mandatorily redeemable preferred stock. The asset coverage per share figure is expressed in terms of dollar amounts per share of the Fund’s outstanding preferred stock.

See Notes to Financial Statements.
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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025
1. ORGANIZATION

Flat Rock Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on April 19, 2022, and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to January 3, 2023, other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“Topic 280”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is the President and Chief Executive Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Annual Report | December 31, 2025	17

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

Security Valuation: The Fund determines the NAV of its Shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s board of trustees (the “Board”). As stated in Rule 2a-5 under the 1940 Act (“Rule 2a-5”), determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the trustees of the Board (the “Trustees”) who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated Flat Rock Global, LLC (the “Adviser”) to perform fair value determinations and act as “valuation designee” for the Fund’s investments.

The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund primarily invests in junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models. While the use of an independent third-party industry pricing service can be a source for valuing the Fund’s CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

The Fund’s management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended December 31, 2023 to December 31, 2024, or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2025, the Fund incurred $43,199 in excise tax.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g., U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

Annual Report | December 31, 2025	19

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Debt	$—	$—	$643,579,426	$643,579,426
Collateralized Loan Obligations Equity	—	—	498,166	498,166
Feeder Fund Investments – Debt	—	—	49,436,809	49,436,809
Feeder Fund Investment – Equity	—	—	4,240,535	4,240,535
Short-Term Investments	375	—	—	375
Total	$375	$—	$697,754,936	$697,755,311

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2025:

	Balance as of December 31, 2024	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales/ Paydown	Balance as of December 31, 2025
Collateralized Loan Obligations Debt	$445,397,170	$394,040	$3,083,290	$4,866,599	$345,581,905	$(155,743,578)	$643,579,426
Collateralized Loan Obligations Equity	—	—	—	170,341	327,825	—	498,166
Feeder Fund Investments – Debt	—	—	33,904	160,396	49,242,509	—	49,436,809
Feeder Fund Investment – Equity	—	—	—	(1)	4,240,536	—	4,240,535
Total	$445,397,170	$394,040	$3,117,194	$5,197,335	$399,392,775	$(155,743,578)	$697,754,936

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

The net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2025, was as follows:

Net Change in Unrealized Appreciation/(Depreciation) included in Statement of Operations attributable to Level 3 investments held at December 31, 2025
Collateralized Loan Obligations Debt	$3,627,269
Collateralized Loan Obligations Equity	170,341
Feeder Fund Investments – Debt	160,396
Feeder Fund Investment – Equity	(1)
Total	$3,958,005

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2025:

Assets	Fair Value at December 31, 2025	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(2)	Impact to Valuation from an Increase in Input(3)
Collateralized Loan Obligations Debt	$601,859,676	Market Quotes	NBIB(1)	99.56 – 103.29/101.30	Increase
	32,800,000	Recent transaction	Transaction Price	100.00 – 100.00/100.00	Increase
	8,919,750	Yield Analysis	Discount Margin	7.25% – 7.25%/7.25%	Decrease
Collateralized Loan Obligations Equity	498,166	Yield Analysis	IRR	18.80% – 18.80%/18.80%	Decrease
Feeder Fund Investments – Debt	49,436,809	Market Quotes	NBIB(1)	98.50 – 100.00/99.46	Increase
Feeder Fund Investment – Equity	4,240,535	Market Quotes	NBIB(1)	92.50 – 92.50/92.50	Increase

____________

(1)     The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO Debt, CLO Equity, Feeder Fund Investments - Debt, and Feeder Fund Investment - Equity investments. These prices are non-binding and may not be determinative of fair value. Each price is evaluated by the Adviser’s valuation committee in conjunction with additional information compiled by the Adviser, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

Annual Report | December 31, 2025	21

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

(2)        Weighted averages are calculated based on fair value of investments.

(3)        The impact on fair value measurement of an increase in each unobservable input is in isolation.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of net assets), paid monthly in arrears, calculated based on the average daily value of net assets during such period. Prior to February 28, 2025, the management fee was calculated and payable monthly in arrears at the annual rate of 1.375% of the Fund’s average daily total assets during such period.

In addition to the management fee, the Adviser is entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund received from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Adviser and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Shares (including pursuant to the Fund’s distribution reinvestment program), reduced by amounts paid in connection with purchases of the Fund’s Shares pursuant to the Fund’s repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•        No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%);

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0588%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0588%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.0588% in any calendar quarter; and

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

•     15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.0588% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

For the year ended December 31, 2025, the Adviser earned $7,810,160 in management fees and $9,147,916 in incentive fees and voluntarily waived $19,846 in management fees. Voluntarily waived fees are not subject to recoupment. The Adviser paid all expenses incurred in connection with the organization, offering, and initial registration of the Fund. Such expenses are not subject to repayment by the Fund to the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement by and between the Fund and Ultimus, Ultimus receives fees from the Fund for these services.

U.S. Bank National Association (“U.S. Bank”) serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund. Under the terms of the Distribution Agreement, the Distributor receives fees from the Fund for these services.

Ultimus, U.S. Bank and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding Shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their Shares repurchased.

Quarterly repurchases occur in the months of February, May, August and November. A repurchase offer notice will be sent to shareholders at least 21 calendar days before the repurchase request deadline. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the repurchase request deadline. Payment for all Shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the year ended December 31, 2025, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding Shares as of the repurchase pricing dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 10, 2025	April 11, 2025
Repurchase Request Deadline	February 14, 2025	May 16, 2025
Repurchase Pricing Date	February 14, 2025	May 16, 2025
Amount Repurchased	$5,300,761	$13,579,924
Shares Repurchased	245,292	630,159

Annual Report | December 31, 2025	23

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025
	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	July 11, 2025	October 10, 2025
Repurchase Request Deadline	August 15, 2025	November 14, 2025
Repurchase Pricing Date	August 15, 2025	November 14, 2025
Amount Repurchased	$12,311,049	$10,968,449
Shares Repurchased	561,123	499,247
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the fiscal year ended December 31, 2025, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$399,392,775	$155,743,577
7. TAXES

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2025, was as follows:

Gross Unrealized Appreciation	$11,134,744
Gross Unrealized Depreciation	(83,015)
Net Unrealized Appreciation on Investments	$11,051,729
Tax Cost	$686,703,582

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund for the year ended December 31, 2025 and December 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary Income	$52,512,314	$33,517,221
Long-Term Capital Gain	110,453	—
Total	$52,622,767	$33,517,221

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, resulted in reclassifications for the year ended December 31, 2025, as follows:

Paid-In Capital	Accumulated Earnings
$(43,199)	$43,199

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$2,126,724
Undistributed Long-Term Capital Gains	—
Unrealized Appreciation	11,051,729
Total	$13,178,453
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (global market risk) or failure or inability of the other party to a transaction to perform (credit risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive description of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in the junior debt, and to a lesser extent, the equity tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

Annual Report | December 31, 2025	25

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events, imposition of tariffs and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, the European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. In addition, the Israel-Hamas conflict as well as the potential risk for a wider conflict could negatively affect financial markets. Geopolitical tensions introduce uncertainty into global markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk: The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or analyses default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that the Adviser’s analyses will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

Senior secured loans of issuers that underlie the CLOs in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Adviser determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest rates will not have a material adverse effect on its net investment income.
9. LINE OF CREDIT

On September 6, 2024, the Fund entered into a Loan Agreement with U.S. Bank (the “Loan Agreement”), pursuant to which U.S. Bank agreed to provide the Fund with a line of credit (the “Line of Credit”) with an uncommitted amount of $20,000,000. On May 13, 2025, the Line of Credit was upsized to an amount of $27,000,000. The Loan Agreement, as amended, will expire on September 4, 2026.

Annual Report | December 31, 2025	27

Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025

Outstanding principal amounts under the Loan Agreement bear interest at a rate per annum equal to the Prime Rate. The principal amounts under the Loan Agreement are collateralized by a perfected, first priority security interest in the assets of the Fund. The Fund agrees to pay fees to U.S. Bank for administering the obligations of the Fund under the Loan Agreement as well as reasonable out-of-pocket expenses related to the Loan Agreement, including reasonable attorneys’ fees, documentation fees, and other legal expenses. The maximum amount outstanding during the year ended December 31, 2025, was $20,005,000. The average balance and weighted average interest rate, based on the number of days outstanding, for the year ended December 31, 2025, was $6,861,333 and 7.41%, respectively. The interest rate and balance outstanding as of December 31, 2025, was 6.75% and $3,751,000, respectively.
10. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund issued 1,000 Series A Term Preferred Shares on November 7, 2023. The Series A Term Preferred Shares were entitled to a dividend at a rate of 3 month SOFR + 3.75% per year based on the $10,000 liquidation preference before the common stock was entitled to receive any dividends. The Series A Term Preferred Shares were redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on November 9, 2023. The Fund paid the Series A Term Preferred Shares in full on November 7, 2025.
11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was first applied to the reinvestment of cash distributions paid on or after May 9, 2023.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in Shares at a price equal to the NAV per share of the Shares as of such date.

12. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on Feeder Fund Investments held by the Fund as of December 31, 2025:

	Redemption Frequency/ Expiration Date	As of December 31, 2025
Bain Capital Global Direct Lending Fund U II RN LP – D Note	6/18/2036	$7,370,000
Bain Capital Global Direct Lending Fund U II RN LP – Subordinated Note	6/18/2036	1,401,964
Guggenheim Invest Private Dbt Fd IV Feeder LLC – C Note	4/10/2038	7,888,271
Guggenheim Invest Private Dbt Fd IV Feeder LLC – D Note	4/10/2038	11,832,406
		$28,492,641

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Flat Rock Enhanced Income Fund	Notes to Financial Statements
December 31, 2025
13. RECENT ACCOUNTING PRONOUNCEMENTS

On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in the ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The guidance is effective for annual periods beginning after December 15, 2024 and is applied on a prospective basis. The adoption of this guidance does not have an impact on the Fund’s financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to December 31, 2025, the Fund paid the Line of Credit in full on January 15, 2026.

Subsequent to December 31, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 29, 2026	January 28, 2026	January 30, 2026	$0.155
February 26, 2026	February 25, 2026	February 27, 2026	$0.150

On January 9, 2026, the Fund commenced a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	January 9, 2026
Repurchase Request Deadline	February 13, 2026
Repurchase Pricing Date	February 13, 2026
Amount Repurchased	$18,637,048
Shares Repurchased	849,843

Annual Report | December 31, 2025	29

Flat Rock Enhanced Income Fund	Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of

Flat Rock Enhanced Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Flat Rock Enhanced Income Fund (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Flat Rock Enhanced Income Fund	For the year ended December 31, 2025	For the years ended December 31, 2025, and 2024	For the years ended December 31, 2025, 2024, and for the period from January 3, 2023 (commencement of operations) to December 31, 2023.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, agent banks, and underlying fund managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 27, 2026

30	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Additional Information
December 31, 2025 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE	Rev. Oct. 2022
FACTS	WHAT DOES FLAT ROCK ENHANCED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Enhanced Income Fund chooses to share; and whether you can limit this sharing.

Annual Report | December 31, 2025	31

Flat Rock Enhanced Income Fund	Additional Information
December 31, 2025 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Enhanced Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

Flat Rock Enhanced Income Fund	Additional Information
December 31, 2025 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Enhanced Income Fund
WHAT WE DO
How does Flat Rock Enhanced Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Enhanced Income Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | December 31, 2025	33

Flat Rock Enhanced Income Fund	Additional Information
December 31, 2025 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Enhanced Income Fund doesn’t jointly market.

Flat Rock Enhanced Income Fund	Trustees & Officers
December 31, 2025 (Unaudited)

Trustees

The Fund’s statement of additional information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling (307) 500-5200 or by visiting www.flatrockglobal.com. The business address for each Trustee and officer of the Fund is c/o Flat Rock Enhanced Income Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Interested Trustee

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in the Past 5 Years
Robert K. Grunewald (1962)*	Interested Trustee and Chief Executive Officer, Since Inception	President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global, LLC (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).	3	Flat Rock Core Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.

*      Mr. Grunewald is an interested person of the Fund (as defined in the 1940 Act) because of his position with Flat Rock Global, LLC.

(1)        Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)        The term “Fund Complex” includes the Fund, Flat Rock Core Income Fund and Flat Rock Opportunity Fund.

Annual Report | December 31, 2025	35

Flat Rock Enhanced Income Fund	Trustees & Officers
December 31, 2025 (Unaudited)

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee in the Past 5 Years
Marshall H. Durston (1959)	Independent Trustee, Since Inception	Retired (since 2023); Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (2010 to 2023).	3	Flat Rock Core Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.
R. Scott Coolidge (1955)	Independent Trustee, Since Inception	Partner at Human Capital Advisors (since 2015); Senior Vice President and Vice President, Freddie Mac (2003 to 2015).	3	Flat Rock Core Income Fund; Flat Rock Opportunity Fund; Flat Rock Capital Corp.
Paul E. Finnen (1958)	Independent Trustee, Since Inception	Owner, Paul E. Finnen & Associates (a Real Estate Appraisal company) (since 1985)	2	Flat Rock Core Income Fund

(1)        Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)        The term “Fund Complex” includes the Fund, Flat Rock Core Income Fund and Flat Rock Opportunity Fund.

Flat Rock Enhanced Income Fund	Trustees & Officers
December 31, 2025 (Unaudited)

Officers Who are Not Trustees

Information regarding our officers who are not trustees is as follows. The address for each officer is c/o Flat Rock Enhanced Income Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted.

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Ryan Ripp (1987)	Chief Financial Officer, Treasurer and Secretary, Since Inception

Chief Financial Officer of Flat Rock Global, LLC, Flat Rock Core Income Fund and Flat Rock Opportunity Fund (Since 2021); Chief Compliance Officer of Flat Rock Global, LLC, Flat Rock Core Income Fund and Flat Rock Opportunity Fund (2021 to 2022); Consultant, Boston Consulting Group (2020 to 2021); Associate, McKinsey & Company (2017 to 2020); Senior Associate, Equity Research, Citi (2014 to 2016)

Shiloh Bates (1974)	Chief Investment Officer, Since Inception

Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

Andy Chica (1975) P.O. Box 847 Morrisville, NC 27560	Chief Compliance Officer, Since Inception

Chief Compliance Officer of Flat Rock Opportunity Fund, Flat Rock Core Income Fund and Flat Rock Global, LLC (since 2022); Principal, NexTier Solutions (since 2022); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022); Chief Compliance Officer, Hatteras Funds (2007 to 2019).

(1)        Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Annual Report | December 31, 2025	37

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Enhanced Income Fund.

(b)       Not applicable to Registrant.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics and no implicit or explicit waivers of the provisions of the code of ethics were granted. The Registrant’s code of ethics, as adopted on May 23, 2023, is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund’s “audit committee financial expert,” as defined in the instructions to Item 3(a) of Form N-CSR, based on the Board of Trustees’ review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees: For the Registrant’s fiscal year ended December 31, 2024 and December 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements was $130,000 and $152,500, respectively.

(b)       Audit-Related Fees: For the Registrant’s fiscal year ended December 31, 2024 and December 31, 2025, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item was $0 and $0, respectively.

(c)       Tax Fees: For the Registrant’s fiscal year ended December 31, 2024 and December 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $11,500 and $12,500, respectively. The tax fees for fiscal year 2024 and 2025 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)       All Other Fees: For the Registrant’s fiscal year ended December 31, 2024 and December 31, 2025, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item was $0 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)  No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and the Registrant’s investment adviser for the fiscal year ended December 31, 2024 and December 31, 2025 was $0 and $0, respectively.

(h)       Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 6. Investments.

(a)       The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Enhanced Income Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Enhanced Income Fund, 680 S Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Registrant’s Portfolio Managers as of December 31, 2025 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since January 2023

President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).

Shiloh Bates	Portfolio Manager	Since January 2023

Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

(a)(2)  Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2025:

Name		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	2	$854M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	2	$854M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with the Adviser. Certain of the executive officers, directors/trustees and finance professionals of the Adviser who perform services for us on behalf of the Adviser may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of the Adviser, including Flat Rock Opportunity Fund and Flat Rock Core Income Fund. Further, the Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, the Adviser has policies and procedures in place designed to manage the conflicts of interest between the Adviser’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and the Adviser’s other clients.

(a)(3)  Portfolio Manager compensation as of December 31, 2025:

Mr. Bates is a Portfolio Manager of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s compensation committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

Mr. Grunewald is a Portfolio Manager of the Fund. Mr. Grunewald holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s compensation committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4)  Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	$100,001 - $500,000
Shiloh Bates	None

(1)      Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2)      Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3)      The dollar range of equity beneficially owned is based on the closing price of $21.88 per share on December 31, 2025.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

None.

Item 19. Exhibits.

(a)		File the exhibits listed below as part of this Form.
	(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 19(a)(1).
	(2)	None.
	(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as EX99.Cert.
	(4)	Not applicable.
	(5)	Not applicable.
(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Enhanced Income Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/5/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	3/5/2026
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	3/5/2026